SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) January 19, 1999


                         AVONDALE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


            Louisiana               0-16572               39-1097012
(State or other jurisdiction  (Commission File Number)  (IRS Employer
       of incorporation)                                Identification No.)


        P.O. Box 50280, New Orleans, Louisiana                70816
       (Address of principal executive offices)             (Zip Code)



                              (504) 436-2121
             (Registrant's telephone number, including area code)


                              Not Applicable
        (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS

     On January 19, 1999, Avondale Industries, Inc. issued the press release filed herewith as Exhibit 99.1 announcing that Avondale has entered into an Agreement and Plan of Merger with Newport News Shipbuilding Inc., a copy of which is filed herewith as Exhibit 2.1. Concurrent with the execution and delivery of such agreement, Avondale and Newport also entered into the stock option agreements filed herewith as Exhibits 2.2 and 2.3.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger dated as of January 19, 1999, among Newport, Ares and Avondale (incorporated by reference to Exhibit 2.1 to Newport's Form 8-K dated January 22, 1999 (Commission File No. 1-12385)).

          2.2 Parent Stock Option Agreement dated as of January 19, 1999, between Newport and Avondale (incorporated by reference to
               Exhibit 2.2 to Newport's Form 8-K dated January 22, 1999 (Commission File No. 1-12385)).

          2.3 Company Stock Option Agreement dated as of January 19, 1999, between Avondale and Newport (incorporated by reference to
               Exhibit 2.3 to Newport's Form 8-K dated January 22, 1999 (Commission File No. 1-12385)).

          99.1 Press release issued by the Registrant on January 19, 1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AVONDALE INDUSTRIES, INC.



                         By:    /S/ THOMAS M. KITCHEN
                                   Thomas M. Kitchen
                              Vice President and Chief Financial Officer

Dated:    January 22, 1999